UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

CANTERBURY PARK HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	333-210877	41-5349765
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1100 Canterbury Road

Shakopee, Minnesota 55379

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (952) 445-7223

New Canterbury Park Holding Corporation

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE

Canterbury Park Holding Corporation (the "Company") hereby withdraws its Report on Form 8-K filed on July 14, 2016 as Form Type 8-K12G3.

Item 8.01.	Other Events.

The Company is withdrawing its Report on Form 8-K that it filed on July 14, 2016 as Form Type 8-K12G3 (the “July 14 8-K”). Pursuant to Rule l2g-3(a) under the Securities Exchange Act of 1934, as amended, the Company will promptly file a new Report on Form 8-K, that will be identical to the original July l4 8-K, as Form Type 8-Kl2B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Date: August 10, 2016	By:	/s/ Randall D. Sampson
Randall D. Sampson, President and Chief
Executive Officer